UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 22, 2008

MAJOR GOLD CORPORATION

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(Exact Name of small business issuer as specified in its charter)

Wyoming

000-52965

applied for

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(State of Incorporation)

(Commission File No.)

(IRS Employer ID Number)

C/o Wyoming Corporate Services Inc.,

2710 Thomes Ave., Cheyenne, WY, 82001

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(Address of principal executive offices)

(307) 632-3333

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(Registrant’s telephone number, including area code)

HILLHOLM ACQUISITION, INC.

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

On July 17, 2008, the board of directors of Hillholm Acquisition, Inc. approved an amendment to Hillholm's articles of incorporation to change the name of the Company from "Hillholm Acquisition, Inc." to "Major Gold Corporation".  The name change amendment was approved by the board of directors and by a majority of the shareholders.  The name change amendment was filed with the Secretary of State of Wyoming and became effective on July 17, 2008.

Item 9.  Financial Statements and Exhibits

(c)  Exhibits

3.3

Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARGENTUM EXPLORATION, INC.

By:  /s/ Jonathan Hagen

Jonathan Hagen

Director and President

Date: July 29, 2008

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